THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between Thai Farmers Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other that the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TC". Weekly comparitive net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523 or (781) 575-2000. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund
c/o State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
Telephone: (800) 426-5523
         (781) 575-2000

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                   July 24, 2000
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the six months ended June 30, 2000.

A REVIEW OF THE THAI ECONOMY

    The Thai economy is still expanding into 2000. The GDP growth was 4.2% last year and 5.2% in the first quarter of this year. Gradual recovery is expected to continue, on the back of stronger domestic demand, supported by accommodative monetary and fiscal policies, and healthy exports.

    Consumption indicators showed continuing expansion since the third quarter of 1999 as a result of low interest rates, a fiscal stimulus package and expanding manufacturing activities. Passenger car and motorcycle sales jumped 77.0% and 64.3% year on year in the first five months of 2000, respectively. In addition, household electricity consumption rose 4.3% year on year.

    Fiscal policy remains in its expansionary mode to attempt to ensure that economic growth does not lose momentum. In FY2000, the government deficit (including state enterprises) was targeted at 5.0% of GDP compared to 5.5% in FY1999. The FY2001 (October 2000 to September 2001) should be the third consecutive year of fiscal stimulation. In addition, the preliminary budget deficit for FY2001 is stipulated at Baht 105 billion or equivalent to 1.9% of GDP, compared to 2.1% of GDP in FY2000. The government expenditures are expected to be Baht 910 billion, a 5.8% increase from FY2000.

    Exports have been growing since second quarter 1999, together with recovery in the global and regional economy. In the first five months of 2000, Thailand's exports increased by 22.8% year on year. This was the result of a recovery in downstream industries and the economy as a whole. Manufacturing production rose by 7.7%. Sectors recording strong growth for the first five months of 2000 were automotive (+51.3%), integrated circuit (+49.8%), jewelry (+42.5%), television (+36.5%), iron & steel production (+24.0%) and compressor (+21.8%).

    The Bank of Thailand has maintained its easy monetary stance given the substantial excess capacity and the low level of inflation. Higher U.S. interest rates are unlikely to affect local interest rates because of low inflation, excess domestic liquidity and current account surplus since September 1997.

    Prior to the Member of Parliament elections around year-end, investment activities should slow down. The usual confusion arising from negative news around the election and uncertainty from possible changes in the coalition government could also dampen market sentiment. However, in the past, Thai political changes did not generally lead to radical changes in economic policy. When the picture becomes clearer after the formation of the new government, economic activities and the investment climate should improve.

    Going forward, the major concern is the pace of debt restructuring of the Thai financial industry and corporate sector as this would determine longer-term prospects for the country. At the end of May 2000, non-performing loans were 35.63% of total loans or around Baht 1.9 trillion compared to 38.88% of total loans at the end of 1999. As private sector restructuring pace is slow, additional stimulation from the government sector through both fiscal and monetary policies may be necessary.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

THE FIRST HALF OF 2000 STOCK MARKET OVERVIEW

    As of June 30, 2000, the SET Index closed at 325.69 points, a decrease of 35.24% in U.S. Dollar terms for the first six months of 2000. Average daily turnover for the first half of the year was Baht 4.69 billion, a 35% decrease from the same period last year.

    The first half of 2000 has proved so far to be a period in which the SET, along with most regional markets, has taken its main cues from the U.S. stock market movements, particularly the volatility of NASDAQ. For Thailand, in addition, the MSCI restatement of Malaysia and increasing weighting of Taiwan have caused the major foreign fund outflow from the country despite the fact that macroeconomic indicators have consistently showed signs of improvement while corporate earnings are still gathering momentum. Also, the election, which is anticipated to take place in late 2000, has created some concerns to investors.

    For the second half of this year, despite the fact that some share prices have reached a 19-month low, the Thai stock market will be volatile due to external factors and political uncertainties near the year-end. Possible U.S. interest rate increases, the strength of the U.S. economy and the eventual impact to the U.S. stock market are among external factors that investors seem to still keep an eye on. Furthermore, smaller weighting of Thailand in the MSCI Index might continue to deter foreign inflow in the near term, thus, thin trade volume is expected to be seen for the rest of the year.

    In the long term, a clearer uptrend is expected after the peak in the U.S. interest rate cycle and when the U.S. market stablizes. Improving macroeconomic indicators as well as corporate earnings momentum would remain the key drivers.

THE FUND'S PERFORMANCE AND STRATEGY

    As of June 30, 2000, the net asset value of the Fund was US$2.23 per share, as compared to US$3.61 on December 31, 1999. The Fund's total investment return for the first six months of 2000 was a negative 38.23%, against a 35.24% decrease in the SET Index in U.S. Dollar terms. Thai Farmers Asset Management Co., Ltd. ("TFAM") started to manage the Fund at the beginning of the year. Since then, TFAM has been in the process of revising the Fund's portfolio to improve the Fund's performance. During the past six months, the Fund increased weightings of chemicals and electronics sectors, selectively invested in commerce and vehicles and parts sectors, reduced weightings in banking and building materials sectors, and reduced weightings to zero in finance & securities and property sectors. As a result of the portfolio revision, for the past three and one-month periods, the Fund outperformed the SET by 2.43% and 0.24%, respectively.

    Assuming that all dividends paid to shareholders were reinvested, the Fund's net asset value per share would have outperformed the SET Index by 10.63% in U.S. Dollar terms since its inception on May 31, 1990.

    The Fund intends to be overweighted in the chemicals, commerce, communication, energy, entertainment and printing sectors, to take a neutral position in the building and materials sector, to be underweighted in banking, electronics and transportation sectors, and to have zero weighting in finance & securities and property sectors.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Ms. Dayana Bunnag and Ms. Sopana Janeborvorn have been the Fund's portfolio managers since January 1, 2000. Thai Farmers Asset Management Co., Ltd. ("TFAM"), the Fund's current Investment Manager, has employed Ms. Dayana and Ms. Sopana for 8 1/2 years since the company's inception. Ms. Dayana is currently the President while Ms. Sopana is First Senior Vice President in charge of the equity fund management business.

    The selection of TFAM as the new Investment Manager of the Fund, replacing The Mutual Fund Public Company Limited, was approved by the Board of Directors at its quarterly meeting held on March 4, 1999 and approved by the shareholders of the Fund at the Annual Meeting held on September 17, 1999.

    TFAM is one of the largest asset management companies in Thailand, with over US$1.9 billion in assets under management, including 24 mutual funds with over US$1.7 billion in assets. TFAM was established in 1992 and their principal shareholder is Thai Farmers Bank PLC, one of the largest commercial banks in Thailand.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ MASAYASU OHI
MASAYASU OHI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS, AND PREFERRED STOCKS--89.44%

-------------------------------------------
COMMON STOCKS--79.99%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--11.91%
 1,304,500  Bangkok Bank Public Co., Ltd.*.....  $  1,017,244
 1,246,200  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................       235,777
 1,979,000  Industrial Finance Corp. of
             Thailand*.........................       414,897
                                                 ------------
                                                    1,667,918
                                                 ------------
BUILDING MATERIALS--10.34%
   190,166  Siam City Cement Public Co.,
             Ltd.*.............................       675,817
    69,600  The Siam Cement Public Co.,
             Ltd.*.............................       772,289
                                                 ------------
                                                    1,448,106
                                                 ------------
CHEMICALS & PLASTICS--4.38%
   368,700  National Petrochemical Public Co.,
             Ltd...............................       278,084
   755,600  Thai Petrochemical Industry Public
             Co., Ltd.*........................        94,661
 1,061,735  Vinythai Public Co., Ltd.*.........       241,595
                                                 ------------
                                                      614,340
                                                 ------------
COMMERCE--3.05%
   590,900  BIG C Supercenter Public Co.,
             Ltd.*.............................       256,829
   143,800  Siam Makro Public Co., Ltd.........       170,959
                                                 ------------
                                                      427,788
                                                 ------------
COMMUNICATION--28.80%
   188,850  Advanced Info Service Public Co.,
             Ltd.*.............................     1,772,002

  SHARES                                            VALUE
----------                                       ------------
   200,700  Shin Corp. Public Co., Ltd.*.......  $    974,949
   544,450  Shinawatra Satellite Public Co.,
             Ltd.*.............................       393,240
   843,600  TelecomAsia Corp. Public Co.,
             Ltd.*.............................       895,088
                                                 ------------
                                                    4,035,279
                                                 ------------
ELECTRONIC COMPONENTS--1.47%
     9,240  Delta Electronics Thai Public Co.,
             Ltd...............................        61,422
    19,000  Hana Microelectronic Public Co.,
             Ltd...............................       144,761
   100,000  Thai Precision Manufacturing Co.,
             Ltd.*+............................            26
                                                 ------------
                                                      206,209
                                                 ------------
ENERGY--5.28%
   241,700  Electricity Generating Public Co.,
             Ltd...............................       180,752
   115,200  PTT Exploration and Production
             Public Co., Ltd...................       559,612
                                                 ------------
                                                      740,364
                                                 ------------
ENTERTAINMENT & RECREATION--8.60%
   181,000  BEC World Public Co., Ltd..........     1,064,357
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................       140,981
                                                 ------------
                                                    1,205,338
                                                 ------------
PRINTING AND PUBLISHING--1.49%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       208,538
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TRANSPORTATION--2.38%
   736,300  Bangkok Expressway Public Co.,
             Ltd.*.............................  $    188,250
   157,100  Thai Airways International Public
             Co., Ltd.*........................       145,601
                                                 ------------
                                                      333,851
                                                 ------------
UTILITIES--2.10%
   403,100  Eastern Water Resources Development
             & Management Public Co., Ltd......       293,724
                                                 ------------
VEHICLES & PARTS--0.19%
    29,200  Thai Stanley Electric Public Co.,
             Ltd...............................        26,130
                                                 ------------
Total Common Stocks
  (Cost--$15,561,029)..........................    11,207,585
                                                 ------------

-------------------------------------------
PREFERRED STOCK--7.86%
-------------------------------------------

BANKS--7.86%
 2,152,800  The Siam Commercial Bank Public
             Co., Ltd.*
             (Cost--$2,035,766)................     1,100,816
                                                 ------------

-------------------------------------------
WARRANTS--1.59%
-------------------------------------------

BANKS--0.55%
   623,100  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................        38,234

  SHARES                                            VALUE
----------                                       ------------
   323,300  The Siam Commercial Bank Public
             Co., Ltd.*........................  $     38,023
                                                 ------------
                                                       76,257
                                                 ------------
COMMUNICATION--1.04%
   266,400  TelecomAsia Corp. Public Co.,
             Ltd.*.............................       145,864
                                                 ------------
Total Thai Warrants
  (Cost--$180,297).............................       222,121
                                                 ------------
Total Thai Common, Preferred
  Stocks & Warrants
  (Cost--$17,777,092)..........................    12,530,522
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--10.38%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
THAI BAHT SAVINGS ACCOUNTS--7.83%
    14,637  Bank Credit Agricole Indosuez Ltd.,
             1.00% (Payable on Demand).........       374,227
    14,471  Bank of Asia Public Co., Ltd.,
             1.00% (Payable on Demand).........       369,984
    13,809  Citibank N.A. Gold, 1.00% (Payable
             on Demand)........................       353,049
                                                 ------------
Total Thai Baht Savings Account................     1,097,260
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--1.13%
       159  Bank of New York, 4.20% due
             7/3/00............................       158,702
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
GOVERNMENT OBLIGATIONS--1.42%
      $200  U.S. Treasury Bill, 5.85% due
             8/10/00...........................  $    198,706
                                                 ------------
Total Short-Term Investments
  (Cost--$1,473,943)...........................     1,454,668
                                                 ------------
Total Investments--99.82%
  (Cost--$19,251,036)..........................    13,985,190
Other assets less liabilities--0.18%...........        24,857
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $2.23 per share)--100.00%....................  $ 14,010,047
                                                 ============

------------------------

   *  Non-income producing security.
   + Unlisted security. All unlisted securities have been valued in good faith in such a manner as prescribed by the Board of Directors.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Communication#.....................    29.84%
Banks**#...........................    20.32
Building Materials.................    10.34
Entertainment & Recreation.........     8.60
Energy.............................     5.28
Chemicals & Plastics...............     4.38
Commerce...........................     3.05
Transportation.....................     2.38
Utilities..........................     2.10
Printing and Publishing............     1.49
-----------------------------------------------
**Includes the value of preferred stock.
#Includes the value of warrants.

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Advanced Info Service Public Co.,
  Ltd..............................    12.65%
The Siam Commercial Bank Public
  Co., Ltd.--Preferred.............     7.86
BEC World Public Co., Ltd..........     7.60
TelecomAsia Corp. Public Co.,
Ltd................................     7.43
Bangkok Bank Public Co., Ltd.......     7.26
Shin Corp. Public Co., Ltd.........     6.96
The Siam Cement Public Co., Ltd....     5.51
Siam City Cement Public Co.,
Ltd................................     4.82
PTT Exploration and Production
  Public Co., Ltd..................     3.99
Industrial Finance Corp. of
Thailand...........................     2.96

See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$19,251,036).......................    $13,985,190
  Cash denominated in foreign currency
   (cost--$62)...............................             62
  Receivable for securities sold.............        121,018
  Interest receivable........................          3,435
  Prepaid expenses...........................         63,023
                                                 -----------
    Total assets.............................     14,172,728
                                                 -----------
LIABILITIES
  Accrued expenses and other liabilities.....        162,681
                                                 -----------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total shares authorized; 6,278,588 shares
   issued and outstanding....................         62,786
  Paid-in capital in excess of par value.....     63,009,342
  Accumulated net investment loss............       (252,246)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................    (43,543,955)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........     (5,265,880)
                                                 -----------
    Net assets applicable to shares
     outstanding.............................    $14,010,047
                                                 ===========
        NET ASSET VALUE PER SHARE............    $      2.23
                                                 ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $   118,624
  Interest...................................         13,279
                                                 -----------
    Total investment income..................        131,903
                                                 -----------
EXPENSES:
  Administration fee and expenses............         77,571
  Investment management fee and expenses.....         56,096
  Investment advisory fee....................         51,940
  Osaka Securities Exchange fees and
   expenses..................................         44,590
  Legal fees and expenses....................         34,382
  Reports and notices to shareholders........         30,938
  Audit and tax services.....................         26,848
  Directors' fees and expenses...............         25,906
  Custodian fees and expenses................         16,393
  Insurance expense..........................         15,279
  Transfer agency fee and expenses...........          9,127
  Other......................................         11,382
                                                 -----------
    Total expenses...........................        400,452
                                                 -----------
NET INVESTMENT LOSS BEFORE WAIVERS AND TAX...       (268,549)
  Waiver of:
    Administration fee.......................         25,000
    Investment advisory fee..................         17,314
  Provision for applicable Thai tax..........        (26,011)
                                                 -----------
NET INVESTMENT LOSS AFTER WAIVERS AND TAX....       (252,246)
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (1,746,865)
  Net realized foreign currency transaction
   gains.....................................            312
  Net change in unrealized appreciation
   (depreciation) on equity investments......     (6,636,807)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominatedin foreign
   currency..................................         (1,808)
                                                 -----------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (8,385,168)
                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(8,637,414)
                                                 ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED           FOR THE YEAR
                                                JUNE 30, 2000          ENDED
                                                 (UNAUDITED)     DECEMBER 31, 1999
                                                --------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................     $  (252,246)      $  (582,457)
  Net realized gain (loss) on:
    Investments..............................      (1,746,865)       (8,043,805)
    Foreign currency transactions............             312           (49,705)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (6,636,807)       11,764,551
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (1,808)           (6,760)
                                                  -----------       -----------
  Net increase (decrease) in net assets
   resulting from operations.................      (8,637,414)        3,081,824
                                                  -----------       -----------
NET ASSETS:
  Beginning of period........................      22,647,461        19,565,637
                                                  -----------       -----------
  End of period..............................     $14,010,047       $22,647,461
                                                  ===========       ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with Thai Farmers Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of the Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to wash sale loss deferrals and a post-October capital loss deferral.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets. At June 30, 2000, the Fund owed the Manager $8,182. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2000, expenses of $5,378 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 2000, there were no out-of-pocket expenses incurred by the Adviser. Effective January 1, 2000, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ending December 31, 2000. At June 30, 2000, the Fund owed the Adviser $4,734, net of waivers.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ending December 31, 2000. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2000, expenses of $2,571 were paid to DSTC, representing reimbursement to DSTC of costs relating to the attendance by its employees at meetings of the Funds Board.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2000, DSTC earned $3,809, as compensation for its custodial services to the Fund.

    At June 30, 2000, the Fund owed $8,333 and $507 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $34,382 for the six months ended June 30, 2000 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the six months ended June 30, 2000, the Fund made purchases of $4,109,311 and sales of $4,719,906 of investment securities, excluding temporary cash investments. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $18,476,140, excluding $1,473,943 of short-term investments. At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,945,618 of which $1,459,478 related to appreciated securities and $7,405,096 related to depreciated securities.

    At December 31, 1999, the Fund had a capital loss carryover of $38,749,688, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, and $6,364,433 expires in the year 2007 available to offset future net capital gains.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain consideration and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)
--------------------------------------------------------------------------------

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 6,278,588 shares outstanding at June 30, 2000, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,460 shares.
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
------------------------------------------------------------

    On June 8, 2000, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of one Class I Director, one Class II Director and three Class III Directors to the Board of Directors of the Fund, to serve for terms expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001 for Class I Directors, 2002 for Class II Directors and 2003 for Class III Directors, or until their successors are elected and qualified.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
David G. Harmer         4,721,515        153,879

      CLASS II
---------------------
Oren G. Shaffer         4,772,401        152,990

      CLASS III
---------------------
Martin J. Gruber        4,709,176        166,215
Alfred C. Morley        4,719,718        155,673
Masayasu Ohi            3,422,519      1,452,872

    In addition to the five Directors elected or re-elected at the Meeting, Austin C. Dowling, Robert F. Gurnee* and Virabongsa Ramangkura were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 2000.

                             NUMBER OF SHARES/VOTES
                             ----------------------

VOTED FOR               VOTED AGAINST   WITHHELD
---------------------   -------------   ---------
4,779,788                   82,817       12,786

------------------------
*Mr. Gurnee passed away in July, 2000.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                                       2000       --------------------------------------------------
                                                   (UNAUDITED)     1999      1998       1997       1996       1995
                                                   ------------   -------   -------   --------   --------   --------
Net asset value, beginning of period............     $ 3.61       $ 3.12    $ 2.88    $ 9.61     $ 17.52    $ 20.11
                                                     --------     -------   -------   --------   --------   --------
Net investment income (loss)....................      (0.04)*     (0.09)    (0.05)      0.07*      0.02*     (0.06)*
Net realized and unrealized gains (losses) on
 investments and foreign
 currency transactions..........................      (1.34)*      0.58      0.29      (6.80)*    (4.58)*    (0.51)*
                                                     --------     -------   -------   --------   --------   --------
Net increase (decrease) in net asset value
 resulting from operations......................      (1.38)       0.49      0.24      (6.73)     (4.56)     (0.57)
                                                     --------     -------   -------   --------   --------   --------
Less: dividends and distributions to
 shareholders
  Net realized gains on investments and foreign
   currency transactions........................        --          --        --         --       (3.35)     (2.00)
                                                     --------     -------   -------   --------   --------   --------
Dilutive effect of dividend reinvestment........        --          --        --         --         --       (0.02)
                                                     --------     -------   -------   --------   --------   --------
Net asset value, end of period..................     $ 2.23       $ 3.61    $ 3.12    $ 2.88     $ 9.61     $ 17.52
                                                     ========     =======   =======   ========   ========   ========
Per share market value, end of period...........     $ 3.313      $ 4.875   $ 3.813   $ 3.750    $ 10.000   $ 15.750
                                                     ========     =======   =======   ========   ========   ========
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment
   of dividends.................................     (32.05)%     27.87%     1.67%    (62.50)%   (21.03)%     8.53%
  Based on net asset value at beginning and end
   of period, assuming reinvestment
   of dividends.................................     (38.23)%     15.71%     8.33%    (70.03)%   (31.78)%    (0.19)%
Ratios and supplemental data:
  Net assets, end of period (in millions)            $14.0        $22.6     $19.6     $18.1      $60.1      $108.8
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to
     net investment income......................       4.16%**     3.92%     3.83%      2.78%      2.11%+     2.17%+
    Expenses, including Thai taxes applicable to
     net investment income......................       4.47%**     3.92%     3.83%      3.16%      2.26%+     2.29%+
    Expenses excluding waiver of Administration
     fee applicable to net investment income....       4.66%**     4.16%     4.09%       --         --         --
    Expenses including waiver of Administration
     fee applicable to net investment income....       4.45%**     3.92%     3.83%       --         --         --
    Net investment income (loss)*...............      (2.93)%**   (2.78)%   (1.64)%     1.15%      0.15%     (0.33)%
Portfolio turnover..............................      25.16%      63.45%    38.91%     40.61%     33.36%     29.90%

---------------------------------------------------------------------------
  *  After Provision for Thai taxes.
 **  Annualized.
  + Ratios for the years ended December 31, 1996 and 1995 include certain cost incurred in connection with the proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22%, respectively, for the year ended December 31, 1996, and 2.03% and 2.14%, respectively, for the year ended December 31,1995.

-----------------------------------------

BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Virabongsa Ramangkura
Oren G. Shaffer
----------------------------------------------

OFFICERS

John J. O'Keefe
VICE PRESIDENT & TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
Thai Farmers Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                           -------------------------

                                     [LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------